UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 9, 2007

CHEROKEE INC.
(Exact name of registrant as specified in its charter)

Delaware	1-18640	95-4182437
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6835 Valjean
Van Nuys, California 91406
(Address of Principal Executive Offices) (Zip Code)

(818) 908-9868
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)(1)  Former Independent Registered Public Accounting Firm.  On January 9, 2007, the Audit Committee of Cherokee Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PWC”) as the Company’s independent registered public accounting firm. PWC’s reports on the Company’s consolidated financial statements as of and for the years ended January 29, 2005 and January 28, 2006 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended January 29, 2005 and January 28, 2006 and through January 9, 2007, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years.

In addition, none of the “reportable events” described in Item 304(a)(l)(v) of Regulation S-K occurred with respect to the Company during the years ended January 29, 2005 and January 28, 2006 and through January 9, 2007.

The Company requested PWC to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of PWC’s letter dated January 9, 2007 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(2)  New Independent Registered Public Accounting Firm.  On January 9, 2007, the Audit Committee of the Company unanimously voted to engage Moss Adams LLP as the Company’s independent registered public accounting firm to audit the Company’s financial statements and internal control over financial reporting for the year ending February 3, 2007.

During the years ended January 29, 2005 and January 28, 2006 and through January 9, 2007, neither the Company nor anyone acting on its behalf consulted Moss Adams LLP regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (2) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01       Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
16.1	Letter of PricewaterhouseCoopers LLP to the SEC dated January 9, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEROKEE INC.

January 9, 2007	By:	/s/ Russell J. Riopelle
Russell J. Riopelle
Chief Financial Officer